                                                                    EXHIBIT 23.2

                               Consent of Counsel

We hereby consent to the reference to Parsons Behle & Latimer as counsel in the section entitled "Legal Matters" in the prospectus that is part of amendment number 1 to the registration statement filed on form S-3 by NPS
Pharmaceuticals, Inc. dated September 6, 2000.

                                                     /s/ Parsons Behle & Latimer

Salt Lake City, Utah

October 20, 2000